Exhibit 99.1
NasdaqGS: SNTS July 9, 2013
Safe Harbor This presentation may include forward-looking statements that are based on management's beliefs and assumptions and on information currently available to management. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans or projected financial outlook will be achieved. Actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in Santarus' business, including, without limitation: Santarus' ability to generate sales of its commercial products; risks related to Santarus' product development programs and regulatory submissions; Santarus' ability to maintain patent protection and data exclusivity for its products and product candidates; other difficulties or delays in the development, testing, manufacturing and marketing of, and obtaining and maintaining regulatory approvals for, Santarus' products; and other risks detailed in Santarus' public filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Santarus undertakes no obligation to revise or update this presentation. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Santarus(r), Zegerid(r), Zegerid OTC(r), Fenoglide(r) and Uceris(r) are registered trademarks of Santarus, Inc. MMX(r) is a trademark of Cosmo Technologies Limited. Glumetza(r) is a trademark of Biovail Laboratories International S.r.l. licensed exclusively in the U.S. to Depomed, Inc. Ruconest(r) is a trademark of Pharming Group NV. Cycloset(r) is a trademark of VeroScience LLC. All other trademarks appearing in this presentation are the property of their respective owners. Full prescribing and safety information for Santarus' products is available at www.santarus.com. 2
Investment Highlights Profitable specialty biopharmaceutical company with a focus on proprietary products Attractive mix of commercial and development opportunities February 2013 launch of Uceris(r) (budesonide) for induction of remission in patients with active, mild to moderate ulcerative colitis 2013 relaunch of Zegerid(r) for certain upper GI disorders following favorable appellate court decision in 2012 Late-stage pipeline provides potential opportunity for high-value, sustainable, long-term growth Ruconest(r) BLA for treatment of acute attacks of hereditary angioedema under FDA review - PDUFA date in April 2014 Record revenues of $218 million in 2012; 54% projected revenue growth in 2013 with significant growth in net income* 3 * Based on midpoint of Santarus internal 2013 financial outlook provided on May 6, 2013
Mix of Commercial & Development Opportunities 4 Focus on proprietary products for physician specialists Balancing investments in R&D and SG&A to achieve meaningful, sustainable growth in revenues and profits Sales potential of ~$650M - $750M* Gastroenterology Uceris(r) Zegerid(r) Type 2 diabetes Glumetza(r) Cycloset(r) Cholesterol lowering Fenoglide(r) Commercial Portfolio Sales potential of ~$200M* (initial indications) Late-stage Ruconest(r) (recombinant human C1 esterase inhibitor) - BLA for acute attacks of HAE under FDA review Rifamycin SV MMX(r)- Positive Phase III data in travelers' diarrhea Development Pipeline Early-stage SAN-300 (anti-VLA-1 antibody) - Phase I completed *Based on Santarus internal estimates

Specialty Focus - Leverage Commercial Investment


Nearterm
2013
Medium
term
Long
term
Endocrinologists & Selected PCPs (150 reps)
Glumetza®, Cycloset®, Fenoglide®
Gastroenterologists (85 reps)
Uceris®, Zegerid®
Rifamycin SV MMX, SAN-300
Allergists/
Immunologists (25 reps)
Ruconest®, SAN-300
Rheumatologists
(30 reps)
SAN-300

5
Financial Strategy - Increase Shareholder Value 6 Leverage sales organization Increase sales per rep Increase revenue Decrease SG&A as % of revenue Maintain R&D as % of revenue Increase profits & cash flow Invest for future growth
Growth Strategies Maximize value of existing portfolio through additional formulations or indications Continue to seek new marketed or late-stage development products through license or acquisition, including company acquisitions Gastroenterology Endocrinology Other selected specialties Plan to add new senior executive position to focus on strategic planning and acquisitions 7

Sales Force Product Mix

235 Sales Reps

Gastroenterologists
Uceris®
Zegerid®

Primary Care Physicians	Endocrinologists
Glumetza®	Glumetza
Cycloset®	Cycloset
Fenoglide®/ Zegerid*	Fenoglide

* Fenoglide/Zegerid to select primary care physicians based on prescribing patterns

8

SANTARUS, Inc.
Uceris(r)* 9 FDA approved on January 14, 2013 for induction of remission in patients with active, mild to moderate ulcerative colitis Commercial launch commenced mid-February, 2013 $6.6 million net sales in 1Q 2013 Ulcerative colitis, an inflammatory bowel disease (IBD), affects approximately 700,000 patients in U.S. Limited therapeutic options for mild to moderate ulcerative colitis CONTRIBUTE clinical study with Uceris in combination with 5-ASAs for active, mild to moderate ulcerative colitis - expect to complete enrollment mid-2013 Four U.S. patents expire in 2020 Locally acting steroid with MMX(r) colonic delivery Estimated sales potential of ~$300 million** **Based on Santarus internal estimates *Please see www.Uceris.com for full prescribing and safety information

Established Therapies for Mild to Moderate Ulcerative Colitis


Disease severity
at presentation
Severe
Moderate
Mild
Cyclosporine
Thiopurine
Anti-TNFα
Anti-TNFα
Systemic
Corticosteroids
5-ASA / Thiopurine
Uceris®
5-ASA
5-ASA
Induction
Maintenance

Step-up according to severity at presentation or failure at prior step

Kornbluth and Sacher, *Am J Gastroenterol* 2010; 105: 501-523

10

SANTARUS, Inc.®
Selected IBD Products - U.S. 11 TRx and IMS Sales Trends - May 2013 * Generic version of Entocort EC launched in June 2011 (CHART) (CHART)
Uceris(r) Weekly Prescription and Prescriber Trends 12 Source: IMS Health, Weekly NPA (CHART)
(CHART) Zegerid(r)* 13 Source: IMS Healthcare, Weekly NPA Par Pharmaceutical ceased generic distribution after appellate court ruling in favor of Santarus in Sept 2012, but has continued to challenge in lower court Jury trial to determine damages scheduled for November 2014 Patents expire in July 2016 Net sales of $24.6 million in Zegerid brand/AG in 1Q 2013 Indicated for the treatment of certain upper GI disorders, including GERD - Re-launched in February 2013 * Please see www.Zegerid.com for full prescribing and safety information Re-launch of promotion
Glumetza(r)* 14 * Please see www.Glumetzaxr.com for full prescribing and safety information including a Black Box warning Source: IMS Health, Weekly NPA Once-daily, metformin extended-release oral tablet Controlled delivery may improve GI tolerability and allow more patients to reach A1C goal 18% TRx growth in 1Q 2013 vs. prior year period $41.5 million net sales in 1Q 2013 Differentiated product with features well received by physicians (CHART)
Glumetza(r) Market Potential 15 (CHART) 0.4M
Cycloset(r)* 16 First and only centrally acting, oral type 2 diabetes product Recently added to AACE Comprehensive Diabetes Management Algorithm Unique formulation of bromocriptine Consistent A1C control Demonstrated cardiovascular safety profile with 52% relative risk reduction in MACE** in pivotal clinical study New patent issued with potential to extend runway 44% TRx growth in 1Q 2013 vs. prior year period 1Q 2013 sales of $3.9 million * Please see www.Cycloset.com for full prescribing and safety information Source: IMS Health, Weekly NPA Prescriptions normalized to 120 pills per RX ** MACE = Non-fatal MI, Stroke or CV death (CHART)
(CHART) Fenoglide(r)* High cholesterol is a co- morbid condition frequently associated with type 2 diabetes Strong overlap with current called-on physicians Net sales of $1.9 million reported by Santarus in 1Q 2013 17 Indicated for the treatment of high cholesterol * Please see www.Fenoglide.com for full prescribing and safety information Source: IMS Health, Weekly NPA Start of Santarus promotion
Santarus Development Pipeline Santarus Development Pipeline CONTRIBUTE study BLA under FDA review w/PDUFA in April 2014 SPA to be discussed with FDA Phase II timing TBD Anticipate pre-IND mtg w/FDA Anticipate pre-IND mtg w/FDA One Phase III study completed * *Santarus will share data from a second Phase III study in progress by Dr. Falk Pharma for inclusion in regulatory submissions, if positive. 18 Post-approval commitment Anticipate pre-IND mtg w/FDA
Ruconest met the primary endpoint in Phase III study conducted under Special Protocol Assessment Two prior placebo-controlled studies completed with statistically significant results Biologics License Application (BLA) under FDA review with PDUFA date of April 16, 2014 Plan to explore clinical and regulatory strategies for HAE prophylaxis and acute pancreatitis Two U.S. patents expire in 2022 and 2024 As a biologic product, Ruconest expected to have 12 years of data exclusivity upon FDA approval Investigational drug with orphan drug designation in U.S. for treatment of acute attacks of hereditary angioedema (HAE)* 19 Ruconest(r) (recombinant human C1 esterase inhibitor) *Subject to FDA approval

Ruconest® - Positive Phase III Data for 50 U/kg

Study 1310 Results			
Intent-to-Treat Population (N=75)	**Ruconest 50 U/kg** (n = 44)	**Placebo** (n = 31)	**P-value**
Median time to the beginning of symptom relief (Primary Endpoint) (Based on Treatment Effect Questionnaire)	**90 minutes**	**152 minutes**	**0.031**
Based on Visual Analog Scale (VAS) Decrease ≥ 20 mm	**75 minutes**	**303 minutes**	**0.003**
Safety Population (N=74)	**Ruconest 50 U/kg*** (n = 56)	**Placebo** (n = 18)	
Patients with ≥1 treatment emergent AE within 72 hrs of completion of infusion of study drug	**7%**	**22%**	

* Patients who received saline solution followed by Ruconest as rescue medication are summarized in the Ruconest group.

- Ruconest was generally well tolerated in the study
- No thromboembolic events, anaphylaxis or neutralizing antibodies to C1 inhibitor were observed in any patient
- Conducted under an FDA Special Protocol Assessment

20

SANTARUS, Inc.®

U.S. HAE Treatments - Evolving to Acute Therapies 21 Cinryze(r) 10-15% of patients Most severe cases Very frequent attacks History of life- threatening or intense pain Significant impact on QOL Berinert(r), Kalbitor(r), Firazyr(r) 60-70% of patients Mild/moderate cases More frequent attacks Peripheral locations Generally no history of life threatening attacks Androgens** 20-25% of patients Milder cases Infrequent attacks Generally stable/well controlled Cost/coverage issues Skews male * Based on qualitative market research conducted by Santarus with physicians treating HAE patients and managed care representatives (n=18). Patient preference will also influence treatment choice. ** Anabolic steroids Physicians' views of future distribution of treatments for HAE patients with introduction of additional acute therapies* Traditional Prophylaxis Prophylaxis Acute Treatment
Rifamycin SV MMX(r) Clinical activity in infectious diarrhea appears comparable to Xifaxan(r) (rifaximin) Positive top-line results in multicenter, randomized, double-blind Phase III clinical study for treatment of patients (n = 264) with travelers' diarrhea Median TLUS was 46.0 hours for rifamycin SV MMX and 68.0 hours for placebo, p= 0.0008 (ITT population) Rifamycin SV MMX was generally well tolerated and the frequency of treatment emergent adverse events was similar to placebo Dr. Falk Pharma (Germany) conducting second Phase III clinical study in travelers' diarrhea Non-inferiority study vs. ciprofloxacin Protocol amendment to add ~250 patients under review by Indian regulatory authorities U.S. patents expire in 2020 and 2025 Investigational broad spectrum, non-systemic antibiotic oral tablet formulated with MMX colonic delivery technology 22
SAN-300 (anti-VLA-1 antibody) Humanized antibody created by Biogen Idec Efficacy in multiple preclinical models of inflammation, including inflammatory bowel disease, rheumatoid arthritis, psoriasis, asthma and organ transplant Phase I clinical study (intravenous and subcutaneous formulations) completed Safety, PK and PD data from Phase I study with IV and SC formulations support going into Phase II Phase IIa clinical study in RA planned to begin 4Q 2013 Covered by seven U.S. patents expiring in 2020 and 2022, including a composition of matter patent expiring in 2022 As a biologic product, SAN-300 expected to have 12 years of data exclusivity upon FDA approval Investigational novel biologic with potentially broad clinical applications in autoimmune and inflammatory diseases 23
2013 2012 2012 Product sales, net Glumetza(r) $ 41.5 $ 31.2 $ 145.0 Zegerid(r) 24.6 8.5 48.0 Uceris(r) 6.6 - - Cycloset(r) 3.9 3.6 14.5 Fenoglide(r) 1.9 1.8 7.1 Total product sales, net 78.5 45.1 214.6 Other revenue 0.9 0.8 3.4 Total revenues $ 79.4 $ 45.9 $ 218.0 1Q 2013 and Full Year 2012 Total Revenues (Unaudited) 24 Three Months Ended March 31, ($ Millions) Year Ended Dec 31,
Three Months Ended March 31, Cash, cash equivalents & short-term investments of $97.6 million at March 31, 2013 1Q 2013 and Full Year 2012 Financial Results (Unaudited) 25 Year Ended Dec 31, ($ Millions) Except per share amounts 2013 2012 2012 Total revenues $ 79.4 $ 45.9 $ 218.0 Total costs & expenses $ 59.6 $ 44.8 $ 197.8 Net income $ 18.7 $ 0.6 $ 18.6 EPS, diluted $ 0.25 $ 0.01 $ 0.27 Non-GAAP adjusted earnings* $ 23.9 $ 7.8 $ 36.9 * Adjusted earnings is a non-GAAP financial measure. A reconciliation of adjusted earnings to GAAP net income can be found at the end of this presentation.
(CHART) 2010 - 2012 Financial Results and 2013 Estimates 26 **Midpoint of Santarus internal 2013 financial outlook provided on May 6, 2013 * Adjusted earnings is a non-GAAP financial measure. A reconciliation of adjusted earnings to GAAP net income can be found at the end of this presentation. (CHART) ** **
2013 Completed and Potential Milestones 27 FDA approval for Uceris(r) 1/14/13 Uceris commercial launch 2/14/13 Submit BLA for Ruconest(r) in HAE (April 2014 PDUFA) 4/16/13 Complete enrollment in Uceris Phase IIIb study Mid-2013 Initiate SAN-300 Phase IIa study in RA patients 4Q 2013 Initiate proof-of-concept study with Ruconest in acute pancreatitis Late-2013 Grow prescriptions and revenues for marketed products 2013 Achieve revenue and profit objectives 2013
Investment Highlights Profitable specialty biopharmaceutical company with a focus on proprietary products Attractive mix of commercial and development opportunities February 2013 launch of Uceris(r) (budesonide) for induction of remission in patients with active, mild to moderate ulcerative colitis 2013 relaunch of Zegerid(r) for certain upper GI disorders following favorable appellate court decision in 2012 Late-stage pipeline provides potential opportunity for high-value, sustainable, long-term growth Ruconest(r) BLA for treatment of acute attacks of hereditary angioedema under FDA review - PDUFA date in April 2014 Record revenues of $218 million in 2012; 54% projected revenue growth in 2013 with significant growth in net income* 28 * Based on midpoint of Santarus internal 2013 financial outlook provided on May 6, 2013
Additional Information
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Earnings (Unaudited) - 1Q 2013 and 1Q 2012 Earnings (Unaudited) - 1Q 2013 and 1Q 2012 Earnings (Unaudited) - 1Q 2013 and 1Q 2012 30 Adjusted earnings, is a non-GAAP financial measure. Santarus believes that the presentation of this non-GAAP financial measure provides useful supplementary information to and facilitates additional analysis by investors. The company uses this non-GAAP financial measure in connection with its own budgeting and planning. This non-GAAP financial measure is in addition to, not a substitute for, or superior to, measures of financial performance prepared in conformity with GAAP.
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Earnings in 2010-2012 Financial Results (Unaudited) Earnings in 2010-2012 Financial Results (Unaudited) Earnings in 2010-2012 Financial Results (Unaudited) 31
Reconciliation of GAAP Net Income to Non-GAAP Adjusted Earnings Guidance for the Year Ending December 31, 2013 32 32 * Santarus internal 2013 financial outlook provided on May 6, 2013 2013 Financial Outlook for Net Income and Non-GAAP Adjusted Earnings* ($ Millions)